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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2000


                               CDSI HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         0001-22563                                    95-4463937
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  (Commission File Number)                (I.R.S. Employer Identification No.)





      100 S.E. SECOND STREET, MIAMI, FLORIDA                     33131
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     (Address of principal executive offices)                  (Zip Code)


                                 (305) 579-8000
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              (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS.

         On February 25, 2000, CDSI Holdings Inc. issued a press release, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.


                                  EXHIBIT INDEX

99.1     Press release of CDSI Holdings Inc. dated February 25, 2000.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CDSI HOLDINGS INC.


                                  By: /s/ J. Bryant Kirkland III
                                      ----------------------------------------
                                      J. Bryant Kirkland III
                                      Vice President, Chief Financial Officer,
                                      Secretary and Treasurer

Date:  March 6, 2000
















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